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April 21, 2016

Anu Dubey

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re: Smart Trust 235 (the “Fund”)

(File No. 333-209725) (CIK# 1665764)

Ms. Dubey:

Transmitted herewith on behalf of Hennion & Walsh, Inc. (the “Sponsor”), sponsor, depositor and principal underwriter of the Fund, is Amendment No. 2 to the Registration Statement on Form S-6 for the registration under the Securities Act of 1933 (the “Securities Act”) of units representing the ownership of interests in the Fund. The Registration Statement on Form S-6 relating to the Fund was initially filed with the Securities and Exchange Commission (the “Commission”) on February 25, 2016. The Fund consists of a unit investment trust, Smart Trust, Healthcare Innovations Trust, Series 1 (the “Trust”). We received written comments from the staff of the Commission on March 17, 2016 requesting that we make certain changes to the Registration Statement and address certain other concerns. We amended the registration statement in response to those comments on April 14, 2016. We received additional comments from the staff of the Commission in a telephone conversation between Anu Dubey and Matthew Wirig on April 18, 2016 requesting (1) that the investment objective on the cover and the “Investment Summary—Investment Objective” section of the prospectus be revised to state that the trust will seek total return potential primarily through capital appreciation and (2) that the “Investment Summary—Principal Investment Strategy” section of the prospectus be revised to include an 80% investment policy relating to portfolio companies being “innovators” along with the criteria the Sponsor uses to determine whether a company is an innovator. The prospectus has been updated in accordance with these comments.

The staff requested that the registrant represent in writing that that it will not use the staff’s comment process as a defense in any securities related litigation against it (i.e., a “Tandy” letter). The Sponsor will include a Tandy letter with the final pricing amendment filing of the Registration Statement.

We have been advised that the Sponsor would like to activate the Fund and have the Registration Statement declared effective on May 3, 2016, or as soon as possible thereafter. An appropriate amendment to the Registration Statement to reflect such deposit will be promptly filed with the Commission at that time, accompanied by the request of the Sponsor that the Registration Statement be made effective.

No notification of registration or registration statement under the Investment Company Act of 1940 is currently being submitted to the Commission, as the filings under the Investment Company Act of 1940 File No. 811-21429 for Smart Trust, Tax Free Bond Trust, et al. are intended to apply to this series of the Fund.

Inasmuch as the Fund is not yet operative, no filings have been required under any of the acts administered by the Commission. Therefore, for purposes of Securities Act Release No. 5196 there are no delinquencies to be reported or other references to be made to filings under the Securities Exchange Act of 1934.

If you have any questions, please do not hesitate to contact Scott R. Anderson at (312) 845-3834 or Matthew T. Wirig at (312) 845-3432.

Very truly yours,

/s/ CHAPMAN AND CUTLER LLP

         Chapman and Cutler LLP